FIRST AMENDMENT TO REIMBURSEMENT AGREEMENT

     THIS FIRST AMENDMENT TO REIMBURSEMENT AGREEMENT (this "First Amendment"), executed this 14th day of June, 2000, is by and between DYNAMIC MATERIALS CORPORATION, a Delaware corporation ("Borrower") and KEYBANK NATIONAL ASSOCIATION, a national banking association ("Bank").

                                R E C I T A L S:

     A. On September 1, 1998, the Borrower and the Bank entered into that certain Reimbursement Agreement (the "Agreement") pursuant to which the Bank agreed to issue a letter of credit in favor of the Trustee (defined therein) in an amount not to exceed $6,997,135.00 to secure payment of certain Fayette County Industrial Development Authority Multi-Mode Variable Rate Industrial Development Revenue Bonds, Series 1998 (Dynamic Materials Corporation Project) in the aggregate principal amount of $6,850,000 (the "Bonds").

     B. In addition to the Agreement, the Borrower and the Bank entered into the Credit Facility Agreements (as defined in the Reimbursement Agreement), which Credit Facility Agreements were amended by that certain Amended and Restated Credit Facility and Security Agreement dated as of November 30, 1998 which, as amended by that certain First Amendment to Amended and Restated Credit Facility and Security Agreement (the "First Amendment") dated December 31, 1998, provided for loans up to Fourteen Million Dollars ($14,000,000) (the "Credit Facility Loans"). The obligations of Borrower pursuant to the Agreement are cross-collateralized and cross-defaulted with the obligations of Borrower pursuant to the Credit Facility Loans.

     C. On or about January 20, 2000, the Borrower and SNPE, Inc., a Delaware corporation ("SNPE"), entered into a Stock Purchase Agreement (the "Stock Purchase Agreement"), pursuant to which SNPE will purchase (i) approximately 2,100,000 shares of the stock of the Company for approximately Five Million Eight Hundred Thousand Dollars ($5,800,000), resulting in SNPE having a fifty and eight-tenths percent (50.8%) ownership interest in the Company and (ii) a One Million Two Hundred Thousand Dollar ($1,200,000) subordinated note convertible into Company stock (collectively, the "Acquisition").

     D. The Borrower has agreed to use the majority of the proceeds from the Acquisition, together with such other loan proceeds in an amount not to exceed $3,500,000 from SNPE to the Borrower (the "SNPE Intercompany Debt"), which amount may be increased to not more than $4,500,000 upon the written request of Borrower to SNPE and subject to the terms and conditions set forth in the Credit Facility and Security Agreement evidencing the SNPE Intercompany Debt dated as of the date hereof, to pay in full the Credit Facility Loans and in connection therewith, the Bank has agreed to release and/or modify certain of the collateral securing such Credit Facility Loans, provided that certain of the covenants and conditions set forth in the Agreement are modified as set forth herein.

     NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

     1. REIMBURSEMENT AGREEMENT AMENDMENT. The Agreement is hereby amended as follows:

     (i)  A. The following  definitions  shall be  added to  Section  1.1 of the
Agreement:

          "Bank Collateral" shall mean that certain collateral described in Exhibit B of the First Amendment to Reimbursement Agreement.

          "Convertible Subordinated Note" shall mean that certain note in the aggregate principal amount of One Million Two Hundred Thousand Dollars ($1,200,000) executed by the Borrower in favor of SNPE, a copy of which is attached to the Stock Purchase Agreement.

          "Net Worth" shall mean the total assets of the Borrower less (i) the Borrower's Total Indebtedness (exclusive of the then outstanding principal balance of the Convertible Subordinated Note) and (ii) any and all stock or other securities of any other Person acquired or owned by the Borrower subsequent to the date hereof which is not otherwise required by GAAP to be consolidated in Borrower's financial statements and any and all loans to or the providing of funds or credit to any other Person or any account receivables (other than trade or other receivables in the ordinary course of business) from any other Person subsequent to the date hereof which are not otherwise required by GAAP to be consolidated in Borrower's financial statements.

          "Security Agreement" shall mean the Amended and Restated Security Agreement between the Borrower and the Bank attached as Exhibit C of the First Amendment to Reimbursement Agreement.

          "Subordinated Debt" shall mean Indebtedness of a Person which is subordinated, in a manner satisfactory to the Bank, to all Indebtedness owing to the Bank, including, but not limited to, the Convertible Subordinated Note, and to all other indebtedness which is pari passu therewith or senior thereto.

          "Tangible  Net Worth" shall mean the total assets of the Borrower less
          (i) the Borrower's Total Indebtedness (exclusive of the then outstanding principal balance of the Convertible Subordinated Note),
          (ii) the Borrower's aggregate amount of all intangible assets and

          (iii) any and all stock or other securities of any other Person acquired or owned by the Borrower subsequent to the date hereof which is not otherwise required by GAAP to be consolidated in Borrower's financial statements and any and all loans to or the providing of funds or credit to any other Person or any account receivables (other than trade or other receivables in the ordinary course of business) from any other Person subsequent to the date hereof which are not otherwise required by GAAP to be consolidated in Borrower's financial statements.

          B. The definition of "Credit Facility Agreements" shall be of no further effect in connection with the Reimbursement Agreement.

          C. The following subsection (m) shall be added to the definition of "Permitted Liens":

          (m) Liens granted in favor of SNPE as of the date of the First Amendment to Reimbursement Agreement which do not encumber any portion of any of the Bank Collateral.

     (ii) Section 2.5 of the Agreement shall be deleted in its entirety and the parties acknowledge and agree that the Letter of Credit shall expire on September 22, 2001, without further extension.

     (iii) The fifteen (15) day period set forth in Section 6.1(a) of the Agreement shall be replaced with thirty (30) days.

     (iv) The reference to an "unqualified opinion" in Section 6.1(b) of the Agreement shall be modified to an "opinion".

     (v) Sections 6.1(c) and (d) of the Agreement shall be deleted in their entirety and replaced with the following:

               (c) promptly after the filing thereof, copies of the state and federal tax returns of the Borrower and all schedules thereto;

               (d) promptly upon their distribution, copies of all financial statements, reports and proxy statements which the Borrower shall have sent to its stockholders, and promptly after the sending or filing thereof, copies of all regular and periodic reports which the Borrower shall file with the Securities and Exchange Commission or any national securities exchange;

               (e) As soon as practicable, and in any event within thirty (30) days of the end of each calendar month in each year, a certificate by the Borrower and all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the financial covenants set forth in Sections 6.15, 6.18, 6.19 and 6.30 hereof; and

               (f) With reasonable promptness, such other data and information as from time to time may be reasonably requested by the Bank.

     (vi) Section 6.8(b) of the Agreement shall be deleted in its entirety and replaced with the following:

               (b) Shall deliver promptly to the Bank copies of any documents of a material nature, excluding such documents transmitted in the ordinary course of Borrower's business, which are: (i) received from the United States Environmental Protection Agency or any state, county or municipal environment or health agency, and (ii) submitted by Borrower or any of its Subsidiaries to the United States Environmental Protection Agency or any state, county or municipal environment or health agency concerning its operations.

     (vii) Section 6.9 of the Agreement shall be deleted in its entirety and replaced with the following:

          Sale of Assets. The Borrower will not, directly or indirectly sell, lease, transfer, or otherwise dispose of any plant or any manufacturing facility or other assets which are included in the Bank Collateral (as defined in Paragraph 2 below) (i) without receipt of full and adequate consideration therefor, or (ii) involving amounts exceeding $150,000 in any single transaction. The Borrower will not, directly or indirectly sell, lease, transfer, or otherwise dispose of any plant or any manufacturing facility or other assets which are not included in the Bank Collateral and which involve amounts exceeding $500,000 in any single transaction without fifteen (15) days' prior written notification to the Bank. Any and all proceeds from any sale or other disposition of assets which constitute Bank Collateral (which assets involve amounts exceeding $150,000 in any single transaction and are not replaced with assets of equal or greater value) shall be applied, as directed by the Bank, in connection with the reimbursement of any and all payments made by the Bank pursuant to the Letter of Credit or the further securing of any outstanding amounts then owing to the Bank pursuant to the Reimbursement Agreement.

     (viii) Section 6.10 of the Agreement shall be deleted and replaced in its entirety with the following:

          Liens. The Borrower will not, directly or indirectly, create, incur, assume, or permit to exist any Lien with respect to any property or asset of the Borrower (now owned or hereafter acquired) which is included in the Bank Collateral, other than Permitted Liens. The Borrower will not, directly or indirectly, create, incur, assume, or permit to exist any Lien with respect to any property or asset of the Borrower (now owned or hereafter acquired) which is not included in the Bank Collateral, other than Permitted Liens, without fifteen (15) days' prior written notification to the Bank.

     (ix) Sections 6.11(c) and 6.11(g) of the Agreement shall be deleted and replaced in their entirety with the following:

               (c) Indebtedness which is secured only by a Permitted Lien or which is secured only by property which is not included in the Bank Collateral and then, in such event, Borrower shall only be required to provide the Bank with fifteen (15) days' prior written notification of such Indebtedness; and

               (g) Other Indebtedness of the Borrower not covered under subparts
          (a) through (f) of this Section 6.11 not exceeding $100,000 in the aggregate outstanding at any time; and

     (x) Section 6.12 of the Agreement shall be deleted and replaced in its entirety with following:

          Investments; Loans. Except for Permitted Investments, the Borrower will not, directly or indirectly, (a) purchase or otherwise acquire or own any stock or other securities of any other Person, or (b) make or permit to be outstanding any loan or advance (other than trade advances in the ordinary course of business) or enter into any arrangement to provide funds or credit, to any other Person without fifteen (15) days' prior written notification to the Bank.

     (xi) Section 6.13 of the Agreement shall be deleted and replaced in its entirety with the following:

          Guaranties. The Borrower will not guarantee, directly or indirectly, or otherwise become surety (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to, or otherwise invest in, any

          Person, or enter into any working capital maintenance or similar agreement) in respect of any obligation or Indebtedness of any other Person, except guaranties by endorsement of negotiable instruments for deposit, collection, or similar transactions in the ordinary course of business, without fifteen (15) days' prior written notification to the Bank; provided, however, that any such guaranties shall be included in the calculation of Indebtedness of the Borrower in connection with any financial covenants of the Borrower set forth in Section 6 of this Agreement.

     (xii) Section 6.15 of the Agreement shall be deleted and replaced in its entirety with the following:

          Current Ratio. On the last day of each month during the term of this Agreement (commencing June 30, 2000), the Borrower will have a ratio of Current Assets to Current Liabilities that is not less than 1.85 to
          1.00. For purposes of calculating the Current Ratio set forth herein, the SNPE Intercompany Debt will not be included as a Current Liability of Borrower.

     (xiii) Section 6.16 of the Agreement shall be deleted in its entirety.

     (xiv) Section 6.17 of the Agreement shall be deleted in its entirety and replaced with the following:

          Subordinated Debt. The Borrower will not make any payment upon any outstanding Subordinated Debt, except in such manner and amounts as may be expressly authorized in any subordination agreement presently or hereafter held by the Bank or as expressly set forth in the Convertible Subordinated Note.

     (xv) Section 6.18 of the Agreement shall be deleted and replaced in its entirety with the following:

          Ratio of Total Indebtedness to Tangible Net Worth. The ratio of Borrower's Total Indebtedness to Tangible Net Worth, as measured on the last day of each month (commencing June 30, 2000), shall not exceed a ratio of 3.0 to 1.00.

     (xvi) A new Section 6.30 shall be added to the Agreement as follows:

          Section 6.30. Minimum Net Worth. Borrower's Net Worth at any time during the term of this Agreement shall not be less than $12,500,000, as measured on the last day of each month.

     (xvii) A new Section 7.1(j) shall be added as an Event of Default under the Agreement as follows:

          (j) If Borrower fails to perform or observe any covenant or agreement contained in the Stock Purchase Agreement or the Acquisition does not close on or before June 30, 2000.

     (xviii) The Bank's address for notices as set forth in Section 9.6 of the Agreement shall be modified as follows:

           KeyBank National Association
           International Division
           700 Fifth Avenue, 53rd Floor
           Mailstop:WA 31-01-5360
           Seattle, WA 98104
           Fax Number: 206-684-6238

           and a copy to:

           H. Daniel Willetts
           KeyBank National Association
           3300 East First Avenue, Second Floor
           Denver, Colorado 80206
           Fax Number: 303-316-2310

     2. CONDITIONS. The amendments set forth in Paragraph 1 shall be of no effect unless and until the following conditions have been satisfied:

     (i) On the closing date of the Acquisition, the Bank shall have received from Borrower, by wire transfer to an account directed by the Bank, funds in an amount sufficient to satisfy the entire outstanding indebtedness owing to the Bank in connection with the Credit Facility Loans (the "Payoff Amount"). The Bank shall also have received the written opinion of legal counsel for the Borrower, dated the date of this Agreement, in form satisfactory to the Bank and covering such matters as the Bank may reasonably require.

     (ii) Within twenty (20) days following the Bank's receipt of the Payoff Amount, the Bank and/or the Borrower, as applicable, will execute the following:
(1) UCC financing statements amending the collateral description set forth in the existing UCC-1 financing statements filed by Borrower in favor of the Bank in the state and county offices referenced in Exhibit A attached hereto to the collateral description set forth in Exhibit B attached hereto (the "Bank Collateral") and (2) the Amended and Restated Security Agreement in the form attached hereto as Exhibit C. Such UCC amendments referenced in this subparagraph (ii) shall be filed and /or recorded by Borrower with the appropriate county clerk and recorder/secretary of state offices, at Borrower's sole cost and expense.

     (iii) The Bank shall have received evidence satisfactory to the Bank (1) that the execution, delivery and performance of the documents and actions contemplated by this First Amendment have been duly authorized by all requisite corporate action of the Borrower, (2) that the Acquisition has closed and/or the proceeds of the SNPE Intercompany Debt have been funded and delivered to the Borrower and (3) as to such other matters as the Bank may reasonably require.

     3. DOCUMENT RATIFICATION. Subject to the amendments set forth in Paragraph 1, all of the terms and conditions contained in the Agreement shall remain unmodified and in full force and effect.

     4. RELEASE. Except as specifically set forth herein, the execution of this First Amendment by the Bank does not and shall not constitute a waiver of any rights or remedies to which the Bank is entitled pursuant to the Agreement, nor shall the same constitute a waiver of any default now existing or which may occur in the future with respect to the Agreement. The Borrower hereby agrees that the Bank has fully performed its obligations pursuant to the Agreement through the date hereof and hereby waives, releases and relinquishes any and all known claims whatsoever that it may have against the Bank with respect to the Agreement through the date hereof.

     5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWER. The Borrower represents, warrants and covenants to the Bank:

     (a) No default or event of default under the Agreement as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Agreement as modified herein has occurred and is continuing.

     (b) There has been no material adverse change in the financial condition of the Borrower or any other person whose financial statement has been delivered to the Bank in connection with the Agreement from the most recent financial statement received by the Bank.

     (c) Each and all representations and warranties of the Borrower in the Agreement are accurate on the date hereof, except for those items which the Bank has been notified of in writing or provided by the Borrower as of the date hereof.

     (d) The Borrower has no known claims, counterclaims, defenses, or set-offs with respect to the Agreement as modified herein.

     (e) The Agreement as modified herein is the legal, valid, and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

     (f) The Borrower shall execute, deliver, and provide to the Bank such additional agreements, documents, and instruments as may be reasonably required by the Bank to effectuate the intent of this Agreement and shall pay all of the Bank's fees and expenses relating to this Agreement, including, without limitation, any recording and filing fees and the Bank's reasonable legal expenses incurred in connection with this Agreement.

     6. CONTROLLING LAW. The terms and provisions of this First Amendment shall be construed in accordance with and governed by the laws of the State of Colorado.

     7. BINDING EFFECT. This First Amendment shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

     8. CAPTIONS. The paragraph captions utilized herein are in no way intended to interpret or limit the terms and conditions hereof, rather, they are intended for purposes of convenience only.

     9. COUNTERPARTS. This First Amendment may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this First Amendment may be detached from any counterpart of this First Amendment without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this First Amendment identical in form hereto but having attached to it one or more additional signature pages.

     10. DEFINED TERMS. Capitalized terms not defined herein shall have the same meaning as set forth in the Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first above written.

                                      BANK:

                                      KEY BANK NATIONAL ASSOCIATION

                                      By:      /s/ H. Daniel Willetts
                                               ---------------------------------
                                      Name:    H. Daniel Willetts
                                      Title:   Vice President


                                      BORROWER:

                                      DYNAMIC MATERIALS CORPORATION

                                      By:      /s/ Richard A. Santa
                                               ---------------------------------
                                      Name:    Richard A. Santa
                                      Title:   VP Finance and Chief Financial
                                               Officer

                                    EXHIBIT A
                               UCC FILING OFFICES


1.   Colorado Secretary of State

2.   Colorado County Filings:
     Arapahoe
     Boulder

3.   California Secretary of State

4.   California County Filings:
     Los Angeles

5.   Connecticut Secretary of State

6.   Connecticut County Filings:
     South Windsor

7.   Pennsylvania Secretary of Commonwealth

8.   Pennsylvania County Filings:
     Fayette County

                                    EXHIBIT B
                       FORM AMENDED COLLATERAL DESCRIPTION

     All of Debtor's right, title and interest in the Collateral (as hereinafter defined) located on or used in connection with the real property described on Exhibit A attached hereto and made a part hereof for all purposes (the "Property"), or otherwise used in connection with or arising from the business and operations of the Bonding Division, whether now owned or hereafter acquired or received by the Debtor, or in which the Debtor now has or hereafter may acquire any right, title or interest:

     DEFINITIONS

     "Account," "Chattel Paper," "Consumer Goods," "Deposit Account," "Document," "Farm Products," "General Intangible," "Goods," "Instrument," and "Proceeds," have the meanings as set forth in the Uniform Commercial Code in effect in the State of Colorado, including any amendments thereof and any substitutions therefor, which definitions are hereby incorporated by reference as though fully rewritten herein. "Investment Property," "Securities Account," "Securities Intermediary" and "Financial Assets" have the meanings as set forth in the Uniform Commercial Code in effect in the State of Colorado, including any amendments thereof and any substitutions therefor, which definitions are hereby incorporated by reference as though fully rewritten herein.

     "Account Control Agreement" means an Account Control Agreement as defined in Subsection 7(a) of the Security Agreement.

     "Account   Debtor"  means  the  Person  who  is  obligated  on  an  Account
Receivable.

     "Accounts Receivable" means:

     (a) any account receivable, Account, Chattel Paper, General Intangible, Document, or Instrument owned, acquired or received by a Person,

     (b) any other indebtedness owed to or receivable owned, acquired or received by a Person of whatever kind and however evidenced, and

     (c) any right, title and interest in a Person's Goods which were sold, leased or furnished by that Person and gave rise to either (a) or (b) above, or both of them. This includes, without limitation,

         (1) any rights of stoppage in transit of a Person's sold, leased or furnished Goods,

         (2) any rights to reclaim a Person's sold, leased or furnished Goods, and

         (3) any rights a Person has in such sold, leased or furnished Goods that have been returned to or repossessed by that Person.

     "Accounts Receivable Collection Account" means a commercial Deposit Account which may be maintained by Company with Bank in the name of the Bank, without liability by Bank to pay interest thereon, from which account Bank shall have the exclusive right to withdraw funds until all Obligations are paid, performed and observed in full.

     "Bank" means KEYBANK NATIONAL ASSOCIATION, a national banking association, whose principal office is located at 3300 East First Avenue, Second Floor, Denver, Colorado 80206, Attention: H. Daniel Willetts.

     "Bonding Division" means the business unit of the Debtor engaged in the manufacture of explosion bonded clad metal products primarily for the petrochemical and chemical processing industries referred to as the "Explosive Metal Working Group", "Explosive Manufacturing", "Metal Cladding", or "Shock Synthesis" in the Debtor's annual report on form 10-K filed on March 30, 2000 for the period ended December 31, 1999.

     "Collateral" means:

     (a) all of Company's Accounts Receivable, whether now owned or hereafter acquired or received by Company;

     (b) all of Company's Inventory, whether now owned or hereafter acquired by Company;

     (c) all of Company's Equipment, whether now owned or hereafter acquired by Company, including, without limitation, the property of the Debtor set forth on Exhibit B attached hereto;

     (d) all of Company's General Intangibles and other personal property and rights, whether now owned or hereafter acquired by Company, including but not limited to trademarks, tradenames, patents, copyrights, tax refunds, choses in action and contract rights;

     (e) all of Company's Investment Collateral, each Securities Account, including without limitation the account named in the Account Control Agreement and all Financial Assets of the Company; and

     (f) all of the Proceeds, products, profits and rents of Company's Accounts Receivable, Inventory, Equipment, Investment Collateral and General Intangibles and all books and records, including computer software used in connection with any of the Collateral.

     Notwithstanding the foregoing, the Collateral shall not include that certain sublease (the "Sublease") dated July 22, 1996, between the Company and
E. I. duPont de Nemours ("DuPont") and those assets located on the property covered by the Sublease used directly in connection with the services provided by the Company to DuPont under that certain Tolling/Services Agreement for Industrial Diamonds dated July 22, 1996 (as assigned from DuPont to Mypodiamond, Inc.), all of which assets are located at the Company's facility in Dunbar, Pennsylvania.

     "Company" means DYNAMIC MATERIALS CORPORATION, an organized and existing company under the laws of the State of Delaware.

     "Company's Location" means the location of:

     (a) Company's place of business, if there is only one such place of business, or

     (b) if there is more than one place of business, the place (1) from which Company manages the main part of its business operations, and (2) where Persons dealing with Company would normally look for credit information.

     "Equipment" means:

     (a) any equipment and fixtures, including without limitation, machinery, office furniture and furnishings, tools, dies, jigs and any warranty and other claims against the vendor or supplier of such equipment,

     (b) all Goods that are used or bought for use primarily in a Person's business,

     (c) all Goods that are not Consumer Goods, Farm Products, or Inventory, and

     (d) all substitutes or replacements for, and all parts, accessories, additions, attachments, or accessions to the foregoing.

     "Event of Default"  means the  occurrence of any of the events set forth in
Section 8 of the Security Agreement.

     "General Intangibles" means all general intangibles as set forth in the Uniform Commercial Code in effect in the State of Colorado, whether now existing or hereafter arising, including, without limitation, all contract rights, rights of the Company with respect to pledges made to the Company by third parties, all trademarks, copyrights, patents and other intellectual property rights as set forth on Exhibit C attached hereto.

     "Inventory" means:

     (a) any inventory,

     (b) all Goods that are raw materials,

     (c) all Goods that are work in process,

     (d) all Goods that are materials used or consumed in the ordinary course of a Person's business,

     (e) all Goods that are in the ordinary course of a Person's business, held for sale or lease or furnished or to be furnished under contracts of service, and

     (f)  all  substitutes  and  replacements   for,  and  parts,   accessories,
additions, attachments, or accessions to (a) to (e) above.

     "Investment Collateral" means, in connection with the Bonds and the Bond Documents, as defined in the Reimbursement Agreement described in the Security Agreement (i) any free credit balance or other money, now or hereafter credited to, or owing from any Securities Intermediary to the Company, (ii) any commodity contracts, securities (certificated or uncertificated), Instruments, Documents, Financial Assets or other Investment Property distributed from any Securities Account now or in the future, (iii) all the proceeds of the sale, exchange, redemption or exercise of any of the foregoing, including, but not limited to, any dividend, interest payment or other distribution of cash or property in respect of any of the foregoing, (iv) any rights incidental to the ownership of any of the foregoing, such as voting, conversion and registration rights and rights of recovery for violation of applicable securities laws and (v) all books and records relating to any of the foregoing.

     "Obligations" means any of the following obligations, whether direct or indirect, absolute or contingent, secured or unsecured, matured or unmatured, originally contracted with Bank or another Person, and now or hereafter owing to or acquired in any manner partially or totally by Bank or in which Bank may have acquired a participation, contracted by Company alone or jointly or severally with another Person:

     (a) any and all indebtedness, obligations, liabilities, contracts, indentures, agreements, warranties, covenants, guaranties, representations, provisions, terms, and conditions of whatever kind, now existing or hereafter arising, and however evidenced, that are now or hereafter owed, incurred, or executed by Company to, in favor of, or with Bank and are set forth or contained in, referred to, evidenced by, or executed with reference to, the Reimbursement Agreement or the Security Agreement, and including any partial or total extension, restatement, renewal, amendment, and substitution thereof or therefor;

     (b) any and all claims of whatever kind of Bank against Company, now existing or hereafter arising, including, without limitation, any arising out of or in any way connected with warranties made by Company to Bank in connection with any Instrument deposited with or purchased by Bank;

     (c) any and all of Bank's Related Expenses.

     "Organization" and "Person" means, as applicable, any natural person, corporation (which shall be deemed to include a business trust), association, limited liability company, partnership, joint venture, political entity, or political subdivision thereof.

     "Reimbursement Agreement" means the Reimbursement Agreement dated as of September 1, 1998, as amended by that certain First Amendment to Reimbursement Agreement dated June 14,

2000, executed by and between the Company and Bank, pursuant to which Bank executed and delivered to Trustee (as defined in the Reimbursement Agreement) an Irrevocable Transferable Letter of Credit in the original aggregate amount of Six Million Nine Hundred Ninety-Seven Thousand One Hundred Thirty-Five Dollars ($6,997,135.00), and including any partial or total amendment, renewal, restatement, extension, or substitution thereof or therefor.

     "Related Expenses" means any and all costs, liabilities, and expenses (including, without limitation, losses, damages, penalties, claims, actions, reasonable attorney's fees, legal expenses, judgments, suits, and disbursements) incurred by, imposed upon, or asserted against, Bank in any attempt by Bank:

     (a) to obtain, preserve, perfect, or enforce the security interest evidenced by (i) the Security Agreement, or (ii) any other pledge agreement, mortgage deed, hypothecation agreement, guaranty, security agreement, assignment, or security instrument executed or given by Company to or in favor of Bank,

     (b) to obtain payment, performance, and observance of any and all of the Obligations,

     (c) to maintain, insure, collect, preserve, or upon any Event of Default, repossess and dispose of any of the Collateral, or

     (d) incidental or related to (a) through (c) above, including, without limitation, interest thereupon from the date incurred, imposed, or asserted until paid at the rate payable pursuant to the Reimbursement Agreement, but in no event greater than the highest rate permitted by law.

     "Security Agreement" means the Amended and Restated Security Agreement dated as of June 14, 2000 between Company and Bank, and including any partial or total amendment, renewal, restatement, extension, or substitution of or for such agreement.

                                    EXHIBIT C
                     AMENDED AND RESTATED SECURITY AGREEMENT


     THIS AMENDED AND RESTATED SECURITY AGREEMENT AMENDS AND REPLACES, IN ITS ENTIRETY, THAT CERTAIN SECURITY AGREEMENT DATED SEPTEMBER 1, 1998 BETWEEN THE COMPANY AND THE BANK.

     As of this 14th day of June, 2000, Company and Bank (as herein defined), in consideration of the premises and the covenants and agreements contained herein, hereby mutually agree as follows:

1.   DEFINITIONS

     "Account," "Chattel Paper," "Consumer Goods," "Deposit Account," "Document," "Farm Products," "General Intangible," "Goods," "Instrument," and "Proceeds," have the meanings as set forth in the Uniform Commercial Code in effect in the State of Colorado, including any amendments thereof and any substitutions therefor, which definitions are hereby incorporated by reference as though fully rewritten herein. "Investment Property," "Securities Account," "Securities Intermediary" and "Financial Assets" have the meanings as set forth in the Uniform Commercial Code in effect in the State of Colorado, including any amendments thereof and any substitutions therefor, which definitions are hereby incorporated by reference as though fully rewritten herein.

     "Account Control Agreement" means an Account Control Agreement as defined in Subsection 7(a).

     "Account   Debtor"  means  the  Person  who  is  obligated  on  an  Account
Receivable.

     "Accounts Receivable" means:

          (a)  any  account   receivable,   Account,   Chattel  Paper,   General
               Intangible, Document, or Instrument owned, acquired or received by a Person,

          (b) any other indebtedness owed to or receivable owned, acquired or received by a Person of whatever kind and however evidenced, and

          (c) any right, title and interest in a Person's Goods which were sold, leased or furnished by that Person and gave rise to either
               (a) or (b) above, or both of them. This includes, without limitation,

               (1) any rights of stoppage in transit of a Person's sold, leased or furnished Goods,

               (2) any rights to reclaim a Person's sold, leased or furnished Goods, and

               (3)  any rights a Person has in such  sold,  leased or  furnished
                    Goods that have been returned to or repossessed by that Person.

     "Accounts Receivable Collection Account" means a commercial Deposit Account which may be maintained by Company with Bank in the name of the Bank, without liability by Bank to pay interest thereon, from which account Bank shall have the exclusive right to withdraw funds until all Obligations are paid, performed and observed in full.

     "Bank" means KEYBANK NATIONAL ASSOCIATION, a national banking association, whose principal office is located at 3300 East First Avenue, Second Floor, Denver, Colorado 80206, Attention: H. Daniel Willetts.

     "Bonding Division" means the business unit of the Debtor engaged in the manufacture of explosion bonded clad metal products primarily for the petrochemical and chemical processing industries referred to as the "Explosive Metal Working Group", "Explosive Manufacturing", "Metal Cladding", or "Shock Synthesis" in the Debtor's annual report on form 10-K filed on March 30, 2000 for the period ended December 31, 1999.

     "Collateral" means:

          (a) all of Company's Accounts Receivable, whether now owned or hereafter acquired or received by Company;

          (b) all of Company's Inventory, whether now owned or hereafter acquired by Company;

          (c) all of Company's Equipment, whether now owned or hereafter acquired by Company, including, without limitation, the property of the Debtor set forth on Exhibit B attached hereto;

          (d) all of Company's General Intangibles and other personal property and rights, whether now owned or hereafter acquired by Company, including but not limited to trademarks, tradenames, patents, copyrights, tax refunds, choses in action and contract rights;

          (e) all of Company's Investment Collateral, each Securities Account, including without limitation the account named in the Account Control Agreement and all Financial Assets of the Company; and

          (f) all of the Proceeds, products, profits and rents of Company's Accounts Receivable, Inventory, Equipment, Investment Collateral and General Intangibles and all books and records, including computer software used in connection with any of the Collateral.

          (g) Notwithstanding the foregoing, the Collateral shall not include that certain sublease (the "Sublease") dated July 22, 1996, between the Company and E. I. duPont de Nemours ("DuPont") and those assets located on the property covered by the Sublease used directly in connection with the services provided by the Company to DuPont under that certain Tolling/Services Agreement for Industrial Diamonds dated July 22, 1996 (as assigned from DuPont to Mypodiamond, Inc.), all of which assets are located at the Company's facility in Dunbar, Pennsylvania.

     "Company" means DYNAMIC MATERIALS CORPORATION, an organized and existing company under the laws of the State of Delaware.

     "Company's Location" means the location of:

          (a) Company's place of business, if there is only one such place of business, or

          (b) if there is more than one place of business, the place (1) from which Company manages the main part of its business operations, and (2) where Persons dealing with Company would normally look for credit information.

     "Equipment" means:

          (a) any equipment and fixtures, including without limitation, machinery, office furniture and furnishings, tools, dies, jigs and any warranty and other claims against the vendor or supplier of such equipment,

          (b) all Goods that are used or bought for use primarily in a Person's business,

          (c) all Goods that are not Consumer Goods, Farm Products, or Inventory, and

          (d) all substitutes or replacements for, and all parts, accessories, additions, attachments, or accessions to the foregoing.

     "Event of Default"  means the  occurrence of any of the events set forth in
Section 8 of the Security Agreement.

     "General Intangibles" means all general intangibles as set forth in the Uniform Commercial Code in effect in the State of Colorado, whether now existing or hereafter arising, including, without limitation, all contract rights, rights of the Company with respect to pledges made to the Company by third parties, all trademarks, copyrights, patents and other intellectual property rights as set forth on Exhibit D attached hereto.

     "Inventory" means:

          (a)  any inventory,

          (b)  all Goods that are raw materials,

          (c)  all Goods that are work in process,

          (d) all Goods that are materials used or consumed in the ordinary course of a Person's business,

          (e) all Goods that are in the ordinary course of a Person's business, held for sale or lease or furnished or to be furnished under contracts of service, and

          (f) all substitutes and replacements for, and parts, accessories, additions, attachments, or accessions to (a) to (e) above.

     "Investment Collateral" means, in connection with the Bonds and the Bond Documents, as defined in the Reimbursement Agreement described in this Security Agreement (i) any free credit balance or other money, now or hereafter credited to, or owing from any Securities Intermediary to the Company, (ii) any commodity contracts, securities (certificated or uncertificated), Instruments, Documents, Financial Assets or other Investment Property distributed from any Securities Account now or in the future, (iii) all the proceeds of the sale, exchange, redemption or exercise of any of the foregoing, including, but not limited to, any dividend, interest payment or other distribution of cash or property in respect of any of the foregoing, (iv) any rights incidental to the ownership of any of the foregoing, such as voting, conversion and registration rights and rights of recovery for violation of applicable securities laws and (v) all books and records relating to any of the foregoing.

     "Obligations" means any of the following obligations, whether direct or indirect, absolute or contingent, secured or unsecured, matured or unmatured, originally contracted with Bank or another Person, and now or hereafter owing to or acquired in any manner partially or totally by Bank or in which Bank may have acquired a participation, contracted by Company alone or jointly or severally with another Person:

          (a) any and all indebtedness, obligations, liabilities, contracts, indentures, agreements, warranties, covenants, guaranties, representations, provisions, terms, and conditions of whatever kind, now existing or hereafter arising, and however evidenced, that are now or hereafter owed, incurred, or executed by Company to, in favor of, or with Bank and are set forth or contained in, referred to, evidenced by, or executed with reference to, the Reimbursement Agreement or the Security Agreement, and including any partial or total extension, restatement, renewal, amendment, and substitution thereof or therefor;

          (b) any and all claims of whatever kind of Bank against Company, now existing or hereafter arising, including, without limitation, any arising out of or in any way connected with warranties made by Company to Bank in connection with any Instrument deposited with or purchased by Bank;

          (c)  any and all of Bank's Related Expenses.

     "Organization" and "Person" means, as applicable, any natural person, corporation (which shall be deemed to include a business trust), association, limited liability company, partnership, joint venture, political entity, or political subdivision thereof.

     "Reimbursement Agreement" means the Reimbursement Agreement dated as of September 1, 1998, as amended by that certain First Amendment to Reimbursement Agreement dated June 14, 2000, executed by and between the Company and Bank, pursuant to which Bank executed and delivered to Trustee (as defined in the Reimbursement Agreement) an Irrevocable Transferable Letter of Credit in the original aggregate amount of Six Million Nine Hundred Ninety-Seven Thousand One Hundred Thirty-Five Dollars ($6,997,135.00), and including any partial or total amendment, renewal, restatement, extension, or substitution thereof or therefor.

     "Related Expenses" means any and all costs, liabilities, and expenses (including, without limitation, losses, damages, penalties, claims, actions, reasonable attorney's fees, legal expenses, judgments, suits, and disbursements) incurred by, imposed upon, or asserted against, Bank in any attempt by Bank:

          (a) to obtain, preserve, perfect, or enforce the security interest evidenced by (i) the Security Agreement, or (ii) any other pledge agreement, mortgage deed, hypothecation agreement, guaranty, security agreement, assignment, or security instrument executed or given by Company to or in favor of Bank,

          (b) to obtain payment, performance, and observance of any and all of the Obligations,

          (c) to maintain, insure, collect, preserve, or upon any Event of Default, repossess and dispose of any of the Collateral, or

          (d) incidental or related to (a) through (c) above, including, without limitation, interest thereupon from the date incurred, imposed, or asserted until paid at the rate payable pursuant to the Reimbursement Agreement, but in no event greater than the highest rate permitted by law.

     "Security Agreement" means this agreement between Company and Bank, and including any partial or total amendment, renewal, restatement, extension, or substitution of or for such agreement.

2.   SECURITY INTEREST IN COLLATERAL

     In consideration of and as security for the full and complete payment, performance, and observance of all Obligations, Company does hereby (a) grant to Bank a security interest in the Collateral, located on or used in connection with the real property described on Exhibit A attached hereto and made a part hereof for all purposes (the "Property") or otherwise used in connection with or arising from the business and operations of the Bonding Division, whether now owned or hereafter acquired or received by the Debtor, or in which the Debtor now has or hereafter may acquire any right, title or interest and (b) assign to Bank all of its right, title, and interest (including, without limitation, all rights to payment) arising under or with respect to all of Company's Accounts Receivable, whether now owned or hereafter acquired or received by Company, but not including any duty, obligation, or liability of Company with respect thereto.

3.   WARRANTIES

     Company  represents  and  warrants  to  Bank  (which   representations  and
warranties shall survive the execution of the Reimbursement Agreement) that:

          (a) The execution, delivery, and performance hereof are within Company's corporate powers, have been duly authorized, and are not in contravention of law or the terms of Company's Certificate of Incorporation or Code of Regulations or of any indenture, agreement, or undertaking to which Company is party or by which it is or may be bound;

          (b) Except for any security interest granted to or in favor of Bank and those set forth on Exhibit C attached hereto, Company is, and as to Collateral to be acquired after the date hereof will be, the owner of the Collateral free from any claim, lien, encumbrance, or security interest of any type, and Company agrees that it will defend, at its sole expense, the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein;

          (c) Subject to any limitation stated herein or in connection herewith, all information furnished to Bank concerning Company or the Collateral, is or will be at the time such information is furnished, accurate and correct in all material respects and complete insofar as is necessary to give Bank true and accurate knowledge of the subject matter;

          (d) Company is the lawful owner of and has full and unqualified right to transfer a security interest in all of the Collateral to Bank. Such Collateral is not and will not, so long as Company has any Obligations to Bank, be subject to any financing statement, encumbrance, claim, lien, or security interest of any type except any granted to or in favor of Bank and except Permitted Encumbrances as set forth on Exhibit C;

          (e) Company's Location is 551 Aspen Ridge Drive, Lafayette, Colorado, 80026.

4.   COVENANTS

     Company undertakes, covenants, and agrees that, until the full and complete payment, performance, and observance of all Obligations, Company:

          (a)  shall promptly provide Bank with prior written notification of:

               (1)  any change in any  location  where  Company's  Inventory  or
                    Equipment  is  maintained,   and  any  new  locations  where
                    Company's Inventory or Equipment is to be maintained,

               (2) the location of any new places of business for the Bonding Division and the changing or closing of any of its existing places of business for the Bonding Division,

               (3)  any change in Company's name,

               (4)  any change in Company's Location,

               (5) any material encumbrance upon or claim asserted against any of the Collateral, and

               (6) the occurrence of any event known to the Company, other than changes in general market conditions adequately reported in the general news media, that would have a material adverse effect upon the aggregate value of the Collateral or upon the security interest of the Bank;

          (b) shall at all reasonable times and upon reasonable notice allow Bank by or through any of its officers, agents, employees, attorneys, or accountants to:

               (1) examine, inspect, and make extracts from Company's books and other records,

               (2)  examine  and  inspect  Company's   Inventory  and  Equipment
                    wherever located, and

               (3) arrange for verification of Company's Accounts Receivable and to specifically identify those Accounts Receivable of the Company attributable to the Bonding Division, under reasonable procedures, directly with Account Debtors or by other methods;

          (c)  shall promptly furnish to Bank upon request:

               (1) additional information and statements with respect to the Collateral,

               (2) information relating to the Company's Instruments, Chattel Paper, Documents, and any other writings relating to or evidencing any of the Company's Accounts Receivable (including, without limitation, computer printouts or typewritten reports listing the current mailing address of all present Account Debtors), and

               (3) any other writings and information Bank may reasonably request;

          (d) shall upon request of Bank promptly take such action and promptly make, execute, and deliver all such additional and further items, deeds, assurances, and instruments as Bank may require, including, without limitation, financing statements, so as to completely vest in and ensure to Bank its rights hereunder and in and to the Collateral;

          (e) if any of Company's Accounts Receivable arise out of contracts with or orders from the United States or any of its departments, agencies, or instrumentalities, shall promptly notify Bank in writing of same and shall execute any writing or take any action required by Bank with reference to the Federal Assignment of Claims Act;

          (f) hereby authorizes Bank or Bank's designated agent (but without obligation by Bank to do so) to incur Related Expenses (whether prior to, upon, or subsequent to any Event of Default), and Company shall promptly repay, reimburse, and indemnify Bank for any and all Related Expenses;

          (g) cause the Securities Intermediary to send to the Bank a complete and accurate copy of every statement, confirmation, notice or other communication concerning the Securities Account that the Securities Intermediary sends to the Company;

          (h) shall not grant any consensual or permit to exist any non-consensual mortgage, encumbrance, security interest, or other lien upon any Collateral except any granted to or in favor of Bank and except Permitted Encumbrances;

          (i) shall not sell, lease, transfer, assign, encumber or otherwise dispose of any of the Collateral or withdraw any money or property from any Securities Account, except as otherwise expressly permitted herein;

          (j) shall neither attempt to modify nor attempt to terminate the Account Control Agreement or the customer agreement with any Securities Intermediary under which any Securities Account was established;

          (k) shall not permit material uninsured loss, damage, theft or destruction of the Collateral, nor permit levy, seizure, or attachment to, of, or upon any of the Collateral or any attempt to accomplish the foregoing; and

          (l) shall not use any Collateral in violation of any applicable statute, ordinance, or regulation.

5.   COLLECTIONS AND RECEIPT OF PROCEEDS

          (a) Upon the occurrence and during the continuance of any Event of Default, after written notification thereof to Company, Bank, or Bank's designated agent, shall have the right and power (as Company's hereby constituted and appointed attorney-in-fact), which, being coupled with an interest, shall remain irrevocable until all Obligations are fully and completely paid, performed, and observed, at any time to:

               (1) notify the Account Debtors on any or all of Company's Accounts Receivable of the Bank's security interest in and assignment of those Accounts Receivable upon which the respective Account Debtors are liable, and to request from such Account Debtors, in Bank's name or in Company's name, information concerning the Accounts Receivable and amounts owing thereon,

               (2) notify purchasers of any or all of Company's Inventory of Bank's security interest therein, and to request from such Persons, at any time, in Bank's name or in Company's name, information concerning Company's Inventory and the amounts owing thereon by such purchasers,

               (3) notify and require the Account Debtors on any or all of Company's Accounts Receivable to make payment upon such Accounts Receivable directly to Bank,

               (4) notify and require purchasers of Company's Inventory to make payment of their indebtedness directly to Bank,

               (5) receive, retain, acquire, take, endorse, assign, deliver, accept, and deposit, in Bank's name or Company's name, any and all of Company's cash, Instruments, Chattel Paper, Documents, Proceeds of Accounts Receivable, Proceeds of Inventory, collections of

                    Accounts Receivable, and any other writings relating to any of the Collateral theretofore collected, received or retained by Company pursuant to Subsection 5(b) below or thereafter collected, received, or retained by Company,

               (6) require Company to open and maintain an Accounts Receivable Collection Account,

               (7) cause all remittances representing all collections and all Proceeds of Company's Accounts Receivable and Inventory to be mailed to a lock box as designated by the Bank, to which Bank shall have access for the processing of such items in accordance with the provisions, terms, and conditions of Bank's customary lock box agreement, and

               (8) take such other action with respect to any or all of the Collateral, in such manner and at such times, as Bank may deem advisable, including, without limitation, the following: collection, legal proceedings, compromises, settlements, adjustments, extensions, postponements, exchanges, releases, and sales.

               Bank may, in its sole discretion, at any time and from time to time, apply all or any portion of the collected balance in the Accounts Receivable Collections Account (allowing two (2) days for collection and clearance of remittances) as a credit against Company's outstanding obligations. If any remittance shall be dishonored, or if, upon final payment, any claim with respect thereto shall be made against Bank on its warranties of collection, Bank may charge the amount of such item against the Accounts Receivable Collections Account or any other Deposit Account maintained by Company with Bank, and, in any event, retain same and Company's interest therein as additional security for the Obligations. Bank may, in its sole discretion, at any time and from time to time, release funds from the Accounts Receivable Collections Account to Company for use in Company's business. The balance in the Accounts Receivable Collections Account may be withdrawn by Company upon termination of the Security Agreement in accordance with Subsection 12(d).

          (b) With respect to Company's Instruments, Documents, and Chattel Paper, upon the occurrence and during the continuance of any Event of Default, after written request from Bank, Company shall immediately deliver or cause to be delivered to Bank all of Company's Instruments, Chattel Paper, and Documents, appropriately endorsed either, at Bank's option, (i) to Bank's order, without limitation or qualification, or (ii) for deposit in the Accounts Receivable Collection Account. Bank, or Bank's designated agent, is hereby constituted and appointed Company's attorney-in-fact with authority and power to so endorse any and all Instruments, Documents, and Chattel Paper upon Company's failure to do so. Such authority and power, being coupled with an interest, shall be (i) irrevocable until all Obligations are paid, performed, and observed in full, (ii) exercisable by Bank at any time and without any request upon Company by Bank to so endorse, and (iii) exercisable in Bank's name or Company's name. Company hereby waives presentment, demand, notice of dishonor, protest, notice of protest, and any and all other similar notices with respect thereto, regardless of the form of any endorsement thereof. Bank shall not be bound or obligated to take any action to preserve any rights in the foregoing against any prior parties thereto.

          (c) Except as otherwise provided in Subsections 5(a) or 5(b), Company is authorized (1) to collect and enforce, by all lawful means, all of Company's Accounts Receivable, and (2) to receive and retain, by all lawful means, and use any and all Proceeds of all of Company's Accounts Receivable and Inventory. The lawful collection and enforcement of all of Company's Accounts Receivable and the lawful receipt and retention by Company of all Proceeds of all of Company's Accounts Receivable and Inventory shall be as Bank's agent.

6.   INSURANCE AND USE OF INVENTORY AND EQUIPMENT

          (a)  Until any Event of Default:

               (1) Company may retain possession of and use its Equipment and Inventory in any lawful manner not inconsistent with any applicable terms, conditions, and provisions of:

                    (i)  the Security Agreement,

                    (ii) the Reimbursement Agreement, and

                    (iii) any insurance policy thereon.

               (2) Company may sell or lease its Inventory in the ordinary course of business; provided, however, that a sale or lease in the ordinary course of business does not include a transfer in partial or total satisfaction of a debt, except for transfers in satisfaction of partial or total purchase money prepayments by a buyer in the ordinary course of Company's business.

               (3) Company may use and consume any raw materials or supplies, the use and consumption of which are necessary in order to carry on Company's business.

               (4) When the Company determines in good faith that any Equipment shall have become inadequate, obsolete, worn-out, unsuitable, undesirable or unnecessary or should otherwise be replaced, the Company may remove such Equipment, provided that the Company, in connection therewith:

                    (i)  may  remove,   without  substitution  or  payment,  and
                         without the Bank's prior written consent, Equipment not in excess of $150,000 annually in the aggregate; or

                    (ii) may substitute and install other Equipment having equal
                         or  greater  value  (but  not   necessarily   the  same
                         function) in the operation of the Company's business.

          (b) Company shall obtain, and at all times maintain, insurance upon its Inventory and Equipment in such form, written by such companies, in such amounts, for such period, and against such risks as may be reasonably acceptable to Bank, with provisions reasonably satisfactory to Bank for payment of all losses thereunder to Bank and Company as their interests may appear (loss payable endorsement in favor of Bank), and, if required by Bank, Company will deposit the policies with Bank. Any such policies of insurance shall provide for no less than ten (10) days prior written cancellation notice to Bank. Any sums received by Bank in payment of insurance losses, returns, or unearned premiums under the policies may, at the option of Bank, be applied upon any Obligation whether or not the same is then due and payable, or may be delivered to Company for the purpose of replacing, repairing, or restoring its Inventory or Equipment; provided that if (i) no Event of Default exists under the Reimbursement Agreement or any of the other Credit Documents (as defined in the Reimbursement Agreement), (ii) the total cost of repairing, replacing or restoring such Inventory and/or Equipment does not exceed one- third of the appraised value of all the Company's Inventory and Equipment, and (iii) the Company has provided to the Bank's reasonable satisfaction evidence that such replacement, repair or restoration can be accomplished at a cost not greater than the insurance proceeds plus other funds readily available to the Company, the Bank shall make the insurance proceeds after deduction of the Bank's cost of collection of such insurance proceeds, available to the Company for such replacement, repair or restoration. Company hereby assigns to Bank any return or unearned premium which may be due upon cancellation of any such policies for any reason and directs the insurers to pay Bank any amount so due. Subject to the existence of the circumstances described in the proviso in the third sentence of this Section 6(b), Bank, or Bank's designated agent, is hereby constituted and appointed Company's attorney-in-fact (either in the name of Company or in the name of the Bank) to make adjustments of all insurance losses, sign all applications, receipts, releases, and other papers necessary for the collection of any such loss, and any return of unearned premium, execute proof of loss, make settlements, and endorse and collect all Instruments payable to Company or issued in connection therewith. Notwithstanding any action by Bank hereunder, any and all risk of loss or damage to Company's Inventory and Equipment to the extent of any and all deficiencies in the effective insurance coverage thereof is hereby expressly assumed by Company.

7.   INVESTMENT COLLATERAL

          (a) Prior to acquiring any Investment Collateral, the Company shall have executed and delivered and caused the Securities
               Intermediary to execute and deliver to the Bank an Account Control Agreement in a form satisfactory to the Bank for the purpose of perfecting the security interest of the Bank granted by the Company herein.

          (b) If no Event of Default has occurred, the Company may make trades in the Securities Account and exercise any voting or consensual rights that it may have as to any of the Investment Collateral for any purpose which is not inconsistent with this Agreement or the Reimbursement Agreement. If any Event of Default has occurred, (i) the Company shall cease making trades in the Securities Account, (ii) the Bank may exercise all voting or consensual rights as to any of the Investment Collateral, (iii) the Company shall deliver to the Bank all notices, proxy statements, proxies and other information and instruments relating to the exercise of such rights received by the Company from the issuers of any Investment Collateral promptly upon the receipt thereof and (iv) the Company shall, at the request of the Bank, execute and deliver to the Bank any proxies or other instruments which are, in the sole judgment of the Bank, necessary for the Bank to validly exercise such voting and consensual rights.

          (c) The Company acknowledges that it has made or will make its own arrangements for keeping informed of changes or potential changes affecting the Investment Collateral (including, but not limited to, conversions, subscriptions, exchanges, reorganizations, dividends, tender offers, mergers, consolidations and shareholder meetings). The Company agrees that the Bank has no responsibility to inform the Company of such matters or to take any action with respect thereto even if any of the Investment Collateral has been registered in the name of the Bank or its agent or nominee.

          (d) All items of income, gain, expense and loss recognized in the Securities Account shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Company.

8.   EVENTS OF DEFAULT

     Upon the occurrence of any one or more of the following Events of Default, any and all Obligations shall, at the option of Bank and notwithstanding any period of time permitted or allowed by any writing evidencing an Obligation, become immediately due and payable without notice, demand, protest, or presentment, all of which are hereby expressly waived by Company:

          (a) Subject to any applicable grace period, the occurrence of an Event of Default under the terms of the Reimbursement Agreement;

          (b) Failure of Company to perform or observe any covenant or agreement contained in this Security Agreement and any Account Control Agreement and any such failure continues for thirty (30) days following notice of such failure by the Bank to the Company or any representation or warranty made herein by Company is incorrect or misleading in any material respect when made.

          (c) Failure of Company to promptly pay, perform, or observe when due, whether upon demand, at maturity, by acceleration, or otherwise, any of the other Obligations.

9.   RIGHTS AND REMEDIES UPON EVENT OF DEFAULT

          (a) Upon the occurrence of any such Event of Default and at all times thereafter, Bank shall have the rights and remedies of a secured party under the Uniform Commercial Code in effect in the State of Colorado in addition to the rights and remedies provided elsewhere within the Security Agreement or in any other writing executed by Company. Bank may require Company to assemble the Collateral and make it available to Bank at a reasonably convenient place to be designated by Bank. Unless the Collateral is perishable, threatens to decline speedily in value, or is of a type customarily sold on a recognized market, Bank will give Company reasonable notice of the time and place of any public sale of the Collateral or of the time after which any private sale or other intended disposition thereof is to be made. The requirement of reasonable notice shall be met if such notice is mailed in accordance with Section 12(b) hereof, at least ten (10) days before the time of the public sale or the time after which any private sale or other intended disposition thereof is to be made. At any such public or private sale, Bank may purchase the Collateral. After deduction for Bank's Related Expenses, the residue of any such sale shall be applied in satisfaction of the Obligations in such order of preference as Bank may determine. Any excess, to the extent permitted by law, shall be paid to Company, and Company shall remain liable for any deficiency.

          (b) If any of the Investment Collateral is sold on credit or for future delivery, it need not be retained by the Bank until the purchase price is paid and the Bank shall incur no liability if the purchaser fails to take up or pay for the Investment
               Collateral. In the case of such failure, the Investment Collateral may be sold again.

          (c) The Company shall execute and deliver to the purchasers of any Investment Collateral all instruments and other documents necessary or proper to sell, convey and transfer title to such Investment Collateral and, if approval of any sale of Investment Collateral by any governmental body or officer is required, the Company shall prepare or cooperate fully in the preparation of and cause to be filed with such governmental body or officer all necessary or property applications, reports and forms and do all other things necessary or proper to expeditiously obtain such approval.

10.  APPOINTMENT OF BANK AS AGENT

     The Company hereby appoints and constitutes Bank, its successors and assigns, as its agent and attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action or executing any instrument that Bank considers necessary or convenient for such purpose, including the power to endorse and deliver checks, notes and other instruments for the payment of money in the name of and on behalf of Company, to endorse and deliver in the name of and on behalf of the Company securities certificates and execute and deliver in the name of and on behalf of the Company instructions to the issuers of uncertificated securities, and to execute and file in the name of and on behalf of the Company financing statements (which may be photocopies of this Agreement) and continuations and amendments to financing statements in the State of Colorado or elsewhere and Forms 4, 5, 144 and Schedules 13D and 13G with the United States Securities and Exchange Commission. This appointment is coupled with an interest and is irrevocable and will not be affected by the dissolution or bankruptcy of the Company nor by the lapse of time. If the Company fails to perform any act required by this Agreement, the Bank may perform such act in the name of and on behalf of the Company and at its expense which shall be chargeable to Company as provided herein and in the Reimbursement Agreement. The Company hereby consents and agrees that the issuers of or obligors of the Investment Collateral or any registrar or transfer agent or trustee for any of the Investment Collateral shall be entitled to accept the provisions hereof as conclusive evidence of the rights of the Bank to effect any transfer pursuant to this Agreement and the authority granted to the Bank herein, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by the Company, or any other person, to any of such issuers, obligors, registrars, transfer agents, or trustees.

11.  IMPACT OF REGULATION

     The Company acknowledges that compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder and any relevant state securities laws and other applicable laws may impose limitations on the right of Bank to sell or otherwise dispose of securities included in the Investment Collateral. For this reason, the Company hereby authorizes the Bank to sell any securities included in the Investment Collateral in such manner and to such persons as would, in the judgment of the Bank, help to ensure that the transfer of such securities will be given prompt and effective approval by any relevant regulatory authorities will not require any of the securities to be registered or qualified under any applicable securities laws. The Company understands that a sale under the foregoing circumstances may yield a substantially lower price for such Investment Collateral than would otherwise be obtainable if the same were registered and sold in the open market, and the Company agrees that the Bank shall not be held responsible for selling any of the Investment Collateral at an inadequate price even if the Bank accepts the first offer received or if only one possible purchaser appears or bids at any such sale. If the Bank shall sell any securities included in the Investment Collateral at such sale, the Bank shall have the right to rely upon the advice and opinion of any qualified appraiser or investment banker as to the commercially reasonable price obtainable on the sale thereof but shall not be obligated to obtain such advice or opinion. The Company hereby assigns to the Bank any registration rights or similar rights the Company may have from time to time with respect to any of the Investment Collateral.

12.  GENERAL

          (a) If any provisions of this Security Agreement, or any action taken hereunder, or any application thereof, is for any reason held to be illegal or invalid, such illegality or invalidity shall not affect any other provision of this Security Agreement, each of which shall be construed and enforced without reference to such illegal or invalid portion and shall be. deemed to be effective or taken in the manner and to the full extent permitted by law.

          (b) Bank shall not be deemed to have waived any of Bank's rights hereunder or under any other writing executed by Company unless such waiver be in writing and signed by Bank. No delay or omission on part of Bank in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All Bank's rights and remedies, whether evidenced hereby or by any other writing shall be cumulative and may be exercised singularly or concurrently. Any written demands, written requests, or written notices to Company that Bank may elect to give shall be effective when deposited for delivery, postage prepaid, by U.S. mail, and addressed either, at Bank's option, to (1) Company's Location set forth in Subsection 3(e) of this Security Agreement (as modified by any change therein which Company has supplied in writing to
               Bank) or (2) Company's address at which Bank customarily communicates with Company. If at any time or times, by assignment or otherwise, Bank transfers any of the Obligations or any part of the Collateral to another person, such transfer shall carry with it Bank's powers and rights under this Agreement with respect to the obligation or Collateral so transferred and the transferee shall have said powers and rights, whether or not they are specifically referred to in the transfer. To the extent that Bank retains any other of the Obligations or any part of the Collateral, Bank will continue to have the rights and powers herein set forth with respect thereto.

          (c) The laws of the State of Colorado, without regard to principles of conflict of laws, shall govern the construction of this Security Agreement (including, without limitation, any terms not specifically defined in this Security Agreement that may be so specifically defined pursuant to the Reimbursement Agreement inclusive, and including any amendments thereof or any substitution therefor) and the rights and duties of the parties hereto. Company agrees that Bank may make a photocopy of this Security Agreement in the ordinary course of business and such photocopy may be used in place of the original of the Security Agreement. A carbon, photographic or other reproduction of this Security Agreement may be used as a financing statement. This Security Agreement shall be binding upon and inure to the benefit of Company and Bank and their respective successors and assigns. The rights and powers herein given to the Bank are in addition to those otherwise created or existing in the same Collateral by virtue of other agreements or writings.

          (d) The term of this Security Agreement shall commence with the date hereof and shall continue until terminated by either Company or Bank. Company may terminate this Security Agreement by giving Bank not less than thirty (30) days prior written notice thereof and by paying, performing, and observing all of the Obligations in full on or before such termination date.

          (e) In the Security Agreement, unless the context otherwise requires, words in the singular number include the plural and words in the plural number include the singular.

          (f) Company hereby releases Bank from and agrees to indemnify and hold harmless Bank, and its officers, agents, and employees for any and all claims of Company or any other Person for damage or loss caused by any act or acts hereunder or in furtherance hereof whether by omission or commission, and whether based upon any error of judgment or mistake of law or fact (except gross negligence or willful misconduct) on the part of Bank, or its officers, agents, and employees.

          (g) Bank is hereby authorized to fill in all blank spaces herein, to correct patent errors herein, to complete or correct the description of the Collateral, and to date the Security Agreement.

     COMPANY, TO THE EXTENT PERMITTED BY LAW, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN BANK AND COMPANY ARISING OUR OF, IN CONNECTION WITH, RELATING TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THE SECURITY AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION THEREWITH OR TO TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY BANK'S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED AND DELIVERED BY COMPANY TO BANK. COMPANY HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF BANK NOR BANK'S COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT BANK WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. COMPANY ACKNOWLEDGES THAT BANK HAS BEEN INDUCED TO ENTER INTO AND ACCEPT THIS SECURITY AGREEMENT, BY, INTER ALIA, THE PROVISIONS OF THIS PARAGRAPH.

     IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Security Agreement to be executed on the day and year first above written.

          COMPANY:                  DYNAMIC MATERIALS CORPORATION

                                    By:      ___________________________________
                                    Name:    ___________________________________
                                    Title:   ___________________________________

          BANK:                     KEYBANK NATIONAL ASSOCIATION

                                    By:      ___________________________________
                                    Name:    ___________________________________
                                    Title:   ___________________________________

                                    EXHIBIT A

                              PROPERTY DESCRIPTION


                                    Attached

                                    EXHIBIT B

                                 COLLATERAL LIST


                                    Attached

                                    EXHIBIT C

                             PERMITTED ENCUMBRANCES


     The Permitted Encumbrances are as defined in the Reimbursement Agreement described in this Security Agreement.

                                    EXHIBIT D

                              INTELLECTUAL PROPERTY


                                    Attached